EXHIBIT 31.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES OXLEY ACT OF 2002
CERTIFICATION

I, Sam Klepfish, certify that:

1.    I  have reviewed this quarterly report on  Form  10-QSB of  Innovative Food Holdings, Inc.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.     I  am  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and have:

a.
designed  such  disclosure  controls and  procedures,  or caused such disclosure   controls  and   procedures  to  be  designed  under  our supervision,  to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness  of the disclosure controls and procedures,  as of the end of the period covered by this report based on such  evaluation; and

d.
disclosed  in this  report any change in the  registrant's internal control over  financial reporting  that occurred during the registrant's  most recent  fiscal  quarter (the  small business issuer's  fourth quarter  in  the case of an annual  report) that  has  materially affected, or  is reasonably likely  to materially affect,  the registrant's internal control over financial reporting; and

5.     I have disclosed, based on  my most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

a.
all significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: July 31, 2008	/s/ Sam Klepfish
Sam Klepfish, Chief Executive Officer and Director